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                           CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of QUANTUM ENERGY, INC. (the "Company") on Form 10-KSB for the period ended February 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lorena Jensen, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  June 12, 2006


By: /s/ Lorena Jensen
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Name: Lorena Jensen
Title:   Chief Financial Officer (Principal Accounting Officer)